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                                                                    EXHIBIT 23.2

                       [ARTHUR ANDERSEN LLP LETTERHEAD]









                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998, included in Aavid Thermal Technologies, Inc's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.




                                         /s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
April 24, 1998